Cooperation Agreement

Party A: Shishi Feiying Plastic Co., Ltd

Party B: Jinjiang Yuanfeng Shoes Trading Co., Ltd

Whereas
1.	Party B is actively expanding market and has set multi sales networks in various places, so Party B is in great need of products for distribution and exhibition.
2.	Product price in the market is in an uptrend, Party B needs to stock some products to occupy advantageous position in the competition.
3.	Party B will increase purchasing products from Party A and gives preference to Party A.
4.	Party A shall fully understand what Party B does as stated above.

The two parties come to the following agreement based on friendly negotiation:
1.	Party A agrees to postpone account period of batches of products of Party B to one year and Party B shall pay the loan to Party A in one year. Refer to the Appendix for the detailed order.
2.
Because the originally agreed account period is 150 days, for the longer occupation of funds due to account period postponement, Party B shall interest to Party A and the interest will adopt 15% discount of one-year bank interest rate in the same period; Interest-bearing time will be based on the actual occupation period.

3.	The interest shall be paid to Party A together with the loan on the specified day.
4.	All accounts involved are subject to the order attached.

Shishi Feiying Plastic Co., Ltd	Jinjiang Yuanfeng Shoes Trading Co., Ltd
Seal	Seal
January 10, 2011	January 10, 2011

Order list:

Date of Order	Customer	Product	Quantity		Unit	Unit Price		Amount
2010.01	Yuanfeng	PU leather (A)	[***	]	Meter	[***	]	4,127,613.84
		PU leather (B)	[***	]	Meter	[***	]	4,113,800.20
		PU leather (1.4*54)	[***	]	Meter	[***	]	444,531.08
		Sub-total	[***	]				8,685,945.11

Date of Order	Customer	Product	Quantity		Unit	Unit Price		Amount
2010.02	Yuanfeng	PU leather (A)	[***	]	Meter	[***	]	3,350,578.11
		PU leather (B)	[***	]	Meter	[***	]	5,597,079.35
		PU leather (1.4*54)	[***	]	Meter	[***	]	678,234.69
		PU leather (1.4*140*3)	[***	]	Meter	[***	]	428,644.26
		PU leather	[***	]	Meter	[***	]	311,815.89
		Sub-total	[***	]				10,366,352.30

Date of Order	Customer	Product	Quantity		Unit	Unit Price		Amount
2010.06	Yuanfeng	PU leather (A)	[***	]	Meter	[***	]	1,788,117.48
		PU leather (B)	[***	]	Meter	[***	]	14,505,102.11
		Sub-total	[***	]				16,293,219.58

Date of Order	Customer	Product	Quantity		Unit	Unit Price		Amount
2010.09	Yuanfeng	PU leather (A)	[***	]	Meter	[***	]	2,594,177.22
		PU leather (1.4*54)	[***	]	Meter	[***	]	408,393.45
		Sub-total	[***	]				3,002,570.67

		Total	[***	]				38,348,087.66	(1)

Notes:
Amounts are in RMB.
(A) means high degree of peeling strength.
(B) means middle degree of peeling strength.
(1)  The total order related to the agreement with Yuanfeng is RMB38,348,088 since January 2010, which is approximately equal to USD5,930,086.

[***]  Represents material information which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.